Exhibit 10.26

TERMINATION AGREEMENT

This Termination Agreement (this “Termination”) is dated as of the 26th day of February 2015, by and among Wynn Las Vegas, LLC, a Nevada limited liability company (the “Company”) and the entities listed on Exhibit A (and together with the Company, the “Wynn Entities”), and Wynn Resorts, Limited, a Nevada corporation (the “Manager”).

WHEREAS, the Wynn Entities and the Manager have entered into that certain Management Agreement, dated as of December 14, 2004, as amended (the “Agreement”); and

WHEREAS, the Wynn Entities and the Manager desire to terminate the Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Termination of Agreement. The Wynn Entities and the Manager agree that the Agreement shall terminate and be of no further force or effect as of February 26, 2015.

2.	Counterparts. This Termination may be executed in one or more counterparts, each of which independently shall be deemed to be an original.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Termination as of the date first above written.

WYNN RESORTS, LIMITED,
a Nevada corporation

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

Wynn Las Vegas, LLC,
a Nevada limited liability company

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

Wynn Show Performers, LLC,
a Nevada limited liability company

By: Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

Wynn Las Vegas Capital Corp.,
a Nevada corporation

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer and Treasurer

Wynn Golf, LLC,
a Nevada limited liability company

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

World TraveL, LLC,
a Nevada limited liability company

By: Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

LAS VEGAS JET, LLC,
a Nevada limited liability company

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

Wynn Sunrise, LLC,
a Nevada limited liability company

By: Wynn Las Vegas, LLC
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

Exhibit A
1. Wynn Show Performers, LLC, a Nevada limited liability company.
2. Wynn Las Vegas Capital Corp., a Nevada corporation.
3. Wynn Golf, LLC, a Nevada limited liability company.
4. World Travel, LLC, a Nevada limited liability company.
5. Las Vegas Jet, LLC, a Nevada limited liability company.
6. Wynn Sunrise, LLC, a Nevada limited liability company.